EXHIBIT 4.12


 ------------------------------------------------------------------------------


                         SUPPLEMENTAL WARRANT AGREEMENT

                           Dated as of March 30, 2000


                                 By and Between

                        PATHNET TELECOMMUNICATIONS, INC.

                                       and

                              The Bank of New York,

                                  Warrant Agent

                              --------------------

                        Warrants to Purchase Common Stock
                            Par Value $0.01 Per Share
      =====================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                    ARTICLE I

                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES


SECTION 1.01.   Issuance of Warrants..............................................................................2
SECTION 1.02.   Form of Warrant Certificates......................................................................2
SECTION 1.03.   Execution of Warrant Certificates.................................................................2
SECTION 1.04.   Authentication and Delivery.......................................................................3
SECTION 1.05.   [Intentionally Omitted]...........................................................................4
SECTION 1.06.   Separation of Warrants and Notes..................................................................4
SECTION 1.07.   Registration......................................................................................4
SECTION 1.08.   Registration of Transfers or Exchanges............................................................4
SECTION 1.09.   Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates................................9
SECTION 1.10.   Offices for Exercise, etc........................................................................10

                                   ARTICLE II

                 DURATION, EXERCISE OF WARRANTS; EXERCISE PRICE
                           AND REPURCHASE OF WARRANTS

SECTION 2.01.   Duration of Warrants.............................................................................10
SECTION 2.02.   Exercise, Exercise Price, Settlement and Delivery................................................10
SECTION 2.03.   Cancellation of Warrant Certificates.............................................................13
SECTION 2.04.   Notice of an Exercise Event......................................................................14

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

SECTION 3.01.   Enforcement of Rights............................................................................14
SECTION 3.02.   Obtaining Stock Exchange Listings................................................................14

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

SECTION 4.01.   Payment of Taxes.................................................................................14
SECTION 4.02.   Rules 144 and 144A...............................................................................15
SECTION 4.03.   Form of Initial Public Equity Offering...........................................................15
SECTION 4.04.   Securities Act and Applicable State Securities Laws..............................................15
SECTION 4.05.   Resolution of Preemptive Rights, If Any..........................................................15

                                    ARTICLE V

                                   ADJUSTMENTS

SECTION 5.01.   Adjustment of Exercise Rate; Notices.............................................................16
SECTION 5.02.   Fractional Shares................................................................................23
SECTION 5.03.   Certain Distributions............................................................................23

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

SECTION 6.01.   Warrant Agent....................................................................................23
SECTION 6.02.   Conditions of Warrant Agent's Obligations........................................................24
SECTION 6.03.   Resignation and Appointment of Successor.........................................................27

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.01.   Amendment........................................................................................29
SECTION 7.02.   Notices and Demands to the Company and Warrant Agent.............................................29
SECTION 7.03.   Addresses for Notices to Parties and for Transmission of Documents...............................30
SECTION 7.04.   Notices to Holders...............................................................................30
SECTION 7.05.   Applicable Law...................................................................................30
SECTION 7.06.   Persons Having Rights Under Agreement............................................................30
SECTION 7.07.   Headings.........................................................................................31
SECTION 7.08.   Counterparts.....................................................................................31
SECTION 7.09.   Inspection of Agreement..........................................................................31
SECTION 7.10.   Availability of Equitable Remedies...............................................................31
SECTION 7.11.   Obtaining of Governmental Approvals..............................................................31



EXHIBIT A - Form of Warrant Certificate EXHIBIT B - Form of Legend for Global  Warrant
EXHIBIT C -  Certificate To Be Delivered upon Exchange or Registration of Transfer of Warrants
EXHIBIT D -  Form of Certificate to be Delivered in Connection with Regulation S Transfers


                             INDEX OF DEFINED TERMS

DEFINED TERM...................................................................................................PAGE
------------                                                                                                   ----

Affiliate........................................................................................................18
Agreement..................................................................................................Preamble
Business Day.....................................................................................................10
Capital Stock....................................................................................................21
Cashless Exercise................................................................................................12
Cashless Exercise Ratio..........................................................................................12
CEO...............................................................................................................3
Common Stock......................................................................................................2
Company....................................................................................................Preamble
Convertible Preferred Stock......................................................................................21
Current Market Value.............................................................................................21
Definitive Warrants...............................................................................................2
Depositary .......................................................................................................2
Distribution.....................................................................................................23
Distribution Rights..............................................................................................23
Election to Exercise.............................................................................................11
Exercisability Date..............................................................................................11
Exercise Date....................................................................................................12
Exercise Event...................................................................................................11
Exercise Price...................................................................................................11
Exercise Rate....................................................................................................11
Expiration Date..................................................................................................10
Fair Market Value................................................................................................22
Fundamental Transaction..........................................................................................19
Global Shares....................................................................................................13
Global Warrants...................................................................................................2
Indenture..................................................................................................Recitals
Independent Financial Expert.....................................................................................22
Initial Public Equity Offering...................................................................................11
Initial Purchasers.........................................................................................Recitals
Notes......................................................................................................Recitals
Officers' Certificate.............................................................................................7
Pathnet....................................................................................................Recitals
Pathnet Warrant............................................................................................Recitals
Pathnet Warrant Agreement..................................................................................Recitals
Pathnet Warrant Registration Rights Agreement..............................................................Recitals
Person...........................................................................................................11
Private Placement Legend..........................................................................................8
Purchase Agreement.........................................................................................Recitals
QIB.............................................................................................................. 5
Registrar.........................................................................................................4




DEFINED TERM...................................................................................................PAGE
------------                                                                                                   ----

Regulation S......................................................................................................5
Related Parties..................................................................................................24
Reorganization.............................................................................................Recitals
Requisite Warrant Holders........................................................................................29
Resale Restriction Termination Date...............................................................................5
Securities Act....................................................................................................5
Subject Class....................................................................................................15
Surviving Person.................................................................................................19
Time of Determination............................................................................................22
Triggering Date..................................................................................................11
Trustee....................................................................................................Recitals
Units......................................................................................................Recitals
Warrant....................................................................................................Recitals
Warrant Agent..............................................................................................Recitals
Warrant Agent Office.............................................................................................10
Warrant Certificates.......................................................................................Recitals
Warrant Exercise Office..........................................................................................11
Warrant Register..................................................................................................4
Warrant Registration Rights Agreement......................................................................Recitals
Warrant Shares.......................................................................................Recitals and 2


                         SUPPLEMENTAL WARRANT AGREEMENT


                  SUPPLEMENTAL WARRANT AGREEMENT dated as of March 30, 2000 ("AGREEMENT"), by and between PATHNET TELECOMMUNICATIONS, INC. (the "COMPANY"), a Delaware corporation, and THE BANK OF NEW YORK, warrant agent (with any successor warrant agent, the "WARRANT AGENT").

                  WHEREAS, Pathnet, Inc. ("PATHNET") entered into a purchase agreement (the "PURCHASE AGREEMENT") dated April 1, 1998, with, among others, Merrill Lynch & Co., in which Pathnet agreed to sell to the Initial Purchasers (as defined in the Purchase Agreement) an aggregate of 350,000 units (the "UNITS"), each consisting of (i) $1,000 principal amount of 12-1/4% Senior Notes due 2008 (the "NOTES") of Pathnet to be issued under an indenture dated as of April 8, 1998, as amended (the "INDENTURE"), between Pathnet and The Bank of New York, trustee (the "TRUSTEE") and (ii) one warrant (a "PATHNET WARRANT"), initially entitling the holder thereof to purchase 1.1 shares of common stock of Pathnet; and

                  WHEREAS, the holders of the Pathnet Warrants were entitled to the benefits of a Warrant Agreement dated as of April 8, 1998 (the "PATHNET WARRANT AGREEMENT") between Pathnet and the Trustee and a Warrant Registration Rights Agreement dated as of April 8, 1998 (the "PATHNET WARRANT REGISTRATION RIGHTS AGREEMENT"), among Pathnet, the Permitted Holders (as defined therein) and the Initial Purchasers; and

                  WHEREAS, in conjunction with a reorganization (the "REORGANIZATION") involving, among others, the Company, Pathnet, three new investors, Pathnet's shareholders and holders of the Notes, Pathnet sought and received the consent of the Requisite Warrant Holders (as defined herein) to certain amendments to the Pathnet Warrant Agreement and Pathnet Warrant Registration Rights Agreement (as so amended, the "WARRANT REGISTRATION RIGHTS AGREEMENT"); and

                  WHEREAS,   the   Reorganization   constituted   a  Fundamental
Transaction (as defined in the Pathnet Warrant Agreement, as amended) culminating in the substitution of this Supplemental Warrant Agreement in lieu of the Pathnet Warrant Agreement (which, as of such substitution, shall be terminated) and the conversion of each Pathnet Warrant into a warrant issued by the Company (a "WARRANT") which, as of the date hereof, entitles the holder thereof to purchase 3.19 shares (the "WARRANT SHARES") of Company Common Stock (as defined herein), subject to adjustments as provided herein and in the Warrant. Upon such conversion, each of the Pathnet Warrants shall cease to be outstanding, and any certificate evidencing a Pathnet Warrant shall evidence the right to secure certificates evidencing Warrants. The certificates evidencing the Warrants are herein referred to collectively as the "WARRANT CERTIFICATES"; and

                  WHEREAS, the Company desires the Warrant Agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, cancelled, replaced and exercised;

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES

                  SECTION 1.01. ISSUANCE OF WARRANTS. The Company hereby issues Warrants to holders of Pathnet Warrants in exchange for such Pathnet Warrants at the rate of one Warrant for each Pathnet Warrant.

                  Each Warrant Certificate shall evidence the number of Warrants specified therein. Each Warrant evidenced by a Warrant Certificate, when it becomes exercisable as provided herein and therein, shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to the holder of such Warrant)
3.19 fully paid, registered and non-assessable Warrant Shares at an exercise price of $0.01 per share. The number of Warrant Shares issuable upon exercise of a Warrant is subject to adjustment as provided herein and in the Warrant. The number of shares of the Company's common stock, par value $0.01 per share, and any other class or series of common equity equivalent shares of the Company into which such common stock may be reclassified and sold to the Public in an Initial Public Equity Offering (the "COMMON STOCK") issuable upon exercise of a Warrant is subject to adjustment as provided herein and in the Warrant. Unless the context otherwise requires, the term "WARRANT SHARES" shall also include any other securities or property issuable and deliverable upon exercise of a Warrant as provided in Article V, subject to adjustment as provided herein and in the Warrant.

                  From and after the date hereof, any certificate that previously evidenced a Pathnet Warrant shall evidence only the right to receive a Warrant Certificate evidencing a Warrant and to secure the rights, benefits and obligations of such Warrant and of this Warrant Agreement.

                  SECTION 1.02. FORM OF WARRANT CERTIFICATES. The Warrant Certificates will initially be issued either in global form (the "GLOBAL
WARRANTS") or in registered form as definitive Warrant Certificates (the "DEFINITIVE WARRANTS"), in either case substantially in the form of EXHIBIT A attached hereto. Any Global Warrants to be delivered pursuant to this Agreement shall bear the legend set forth in EXHIBIT B attached hereto. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and the Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the depositary (with any successor depositary, the "DEPOSITARY") with respect to the Global Warrants until a successor shall be appointed by the Company and the Warrant Agent. Under the circumstances set forth in Section 1.08 hereof, a holder of Warrants may receive from the Warrant Agent or the Depository Definitive Warrants upon written request.

                  SECTION 1.03. EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by the Chairman of its Board of Directors, its Chief Executive Officer ("CEO"), its President, its Chief Financial Officer or any executive vice president or vice president and attested by its Secretary or any Assistant Secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be authenticated and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company. Any
Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

                  SECTION 1.04. AUTHENTICATION AND DELIVERY. Subject to the immediately following paragraph, Warrant Certificates shall be authenticated by manual signature and dated the date of authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.07 hereof).

                  Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by the Chairman of its Board of Directors, its President, its CEO, its Chief Financial Officer or any executive vice president or vice president and attested by its Secretary or any Assistant Secretary, and shall specify the amount of Warrants to be authenticated, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to authenticate the Warrant Certificates and deliver them upon the Company's request. Such authentication shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

                  In case any authorized signatory of the Warrant Agent who shall have authenticated any of the Warrant Certificates shall cease to be an authorized signatory before the Warrant Certificate shall be disposed of by the Company or the Warrant Agent, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who authenticated an Warrant Certificate had not ceased to be an authorized signatory of the Warrant Agent. Any Warrant Certificate may be authenticated on behalf of the Warrant Agent by such persons as, at the actual time of authentication of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not an authorized signatory.

                  The Warrant Agent's authentication on all Warrant Certificates shall be in substantially the form set forth in EXHIBIT A hereto.

                  SECTION 1.05. [Intentionally omitted].

                  SECTION 1.06.  SEPARATION OF WARRANTS AND NOTES. The Notes and
                                 --------------------------------
the Warrants to which they initially related now are separately transferable.

                  SECTION 1.07. REGISTRATION. The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Article. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "REGISTRAR." The Company hereby initially appoints the Warrant Agent as Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

                  The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "WARRANT REGISTER"). The Warrant Agent will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

                  SECTION 1.08. REGISTRATION OF TRANSFERS OR EXCHANGES.
                                --------------------------------------

                  (a)      TRANSFER OR EXCHANGE OF DEFINITIVE WARRANTS. When
                           -------------------------------------------
Definitive Warrants are presented to the Warrant Agent with a request from the holder:

                  (i)      to register the transfer of the Definitive  Warrants;
                           or

                  (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements for such transactions set forth in this Section 1.08 are met; provided, however, that the Definitive Warrants presented or surrendered by a holder for registration of transfer or exchange:

         (x) shall be duly endorsed or accompanied by a written instruction of transfer or exchange in form satisfactory to the Company and the Warrant Agent, duly executed by such holder or by his attorney, duly authorized in writing; and

         (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (1) the date which is two years (or such shorter period as may be permitted by Rule 144(k) under the Securities Act (or any successor provision thereto)) after the later of the date of original issuance of the Warrants and the last date on which the Company or any affiliate of the Company (or any predecessor thereto) was the owner of such Warrants, or (2) such later date, if any, as may be required by any applicable law (the "RESALE RESTRICTION TERMINATION DATE"), such Warrants shall be accompanied by the following additional information and documents, as applicable:

                  (A) if such Warrants are being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of EXHIBIT C hereto); or
                  (B) if such Warrants are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), (a "QIB") in accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto);

                  (C) if such Warrants are being transferred in reliance on Regulation S ("REGULATION S") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), delivery by the transferor of a certification to that effect (in substantially the form of EXHIBIT C hereto), and a Certificate for Regulation S Transfers in the form of EXHIBIT D hereto; or

                  (D) if such Warrants are being transferred in reliance on Rule 144 under the Securities Act, delivery by the transferor of (i) a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto), and (ii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (E) if such Warrants are being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; PROVIDED that the Company may, based upon the views of its own counsel, instruct the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB or Non-U.S. Person.

                  (b) RESTRICTIONS ON TRANSFER OF A DEFINITIVE WARRANT FOR A BENEFICIAL INTEREST IN A GLOBAL WARRANT. A Definitive Warrant may not be transferred by a holder for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with

                  (A) certification from such holder (in substantially the form of EXHIBIT C hereto) that such Definitive Warrant is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

                  (B) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue, and the Warrant Agent upon written instructions from the Company shall authenticate a new Global Warrant in the appropriate amount.

                  (c) TRANSFER OR EXCHANGE OF GLOBAL WARRANTS. The transfer or exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Section 1.08, the Private Placement Legend (as defined herein), this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                  (d)      TRANSFER OR EXCHANGE OF A BENEFICIAL INTEREST IN A
                           --------------------------------------------------
GLOBAL WARRANT FOR A DEFINITIVE WARRANT.
----------------------------------------

         (i) Any person having a beneficial interest in a Global Warrant may transfer or exchange such beneficial interest for a Definitive Warrant upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant, including a written order containing registration instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

                  (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of EXHIBIT C hereto); or

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto); or

                  (C) if such beneficial interest is being transferred in reliance on Regulation S under the Securities Act, delivery by the transferor if (i) a certification to that effect (in substantially in the form of EXHIBIT C hereto), and (ii) a Certificate for Regulation S Transfers (in substantially the form of EXHIBIT D hereto); or

                  (D) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery by the transferor of (i) a certification to that effect (in substantially the form of EXHIBIT C hereto) and (ii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; provided that the Company may instruct the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB or Non-U.S. Person, then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an officers' certificate (a certificate signed by two officers of such company, one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "OFFICERS' Certificate"), the Warrant Agent will authenticate and deliver to the transferee a Definitive Warrant.

         (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 1.08(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered and adjust the Global Warrant pursuant to paragraph (h) of this Section 1.08.

                  (e)  RESTRICTIONS ON TRANSFER OR EXCHANGE OF GLOBAL  WARRANTS.
Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 1.08), a Global Warrant may not be transferred or exchanged as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (f)      AUTHENTICATION OF DEFINITIVE WARRANTS IN ABSENCE OF
                           ---------------------------------------------------
DEPOSITARY.  If at any time:
----------
         (i) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

         (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants for all Global Warrants under this Agreement,

then the Company will execute, and the Warrant Agent will, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Warrants, authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of warrants represented by the Global Warrant, in exchange for such Global Warrant.

                  (g) PRIVATE PLACEMENT LEGEND. Upon the transfer or exchange of Warrant Certificates not bearing the legend set forth on EXHIBIT A attached hereto (the "PRIVATE PLACEMENT LEGEND"), the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that bear the Private Placement Legend unless, and the Warrant Agent is hereby authorized to deliver Warrant Certificates without the Private Placement Legend if, (i) there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (ii) the Warrants to be transferred or exchanged represented by such Warrant Certificates are being transferred or exchanged pursuant to an effective registration statement under the Securities Act.

                  (h) CANCELLATION OR ADJUSTMENT OF A GLOBAL WARRANT. At such time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Company or, upon written order to the Warrant Agent in the form of an Officers' Certificate from the Company, retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent to reflect such reduction.

                  (i)      OBLIGATIONS WITH RESPECT TO TRANSFERS OR EXCHANGES OF
                           -----------------------------------------------------
 DEFINITIVE WARRANTS.
 -------------------

         (i) To permit registrations of transfers or exchanges, the Company shall execute, and the Warrant Agent shall authenticate, Definitive Warrants and Global Warrants.

         (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

         (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                  SECTION 1.09. LOST, STOLEN, DESTROYED, DEFACED OR MUTILATED WARRANT CERTIFICATES. Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them and, in the case of mutilation or defacement, upon surrender of such Warrant Certificate to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a BONA FIDE purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section in a name other than the prior registered holder of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith.

                  Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 1.09 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

                  The Warrant Agent is hereby authorized to authenticate in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

                  SECTION 1.10. OFFICES FOR EXERCISE, ETC. So long as any of the Warrants remain outstanding, the Company will designate and maintain in the Borough of Manhattan, The City of New York: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange, and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an office or agency shall at all times be maintained in the Borough of Manhattan, The City of New York, as provided in the first sentence of this Section. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside The City of New York, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent at its principal corporate trust office identified in Section 7.03 in the Borough of Manhattan, The City of New York (the "WARRANT AGENT OFFICE"), as the initial agency maintained for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

                                   ARTICLE II
                 DURATION, EXERCISE OF WARRANTS; EXERCISE PRICE
                           AND REPURCHASE OF WARRANTS

                  SECTION 2.01. DURATION OF WARRANTS. Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., New York City time, on April 15, 2008. The applicable date of expiration of a particular Warrant is referred to herein as the "EXPIRATION DATE" of such Warrant. Each Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined in Section 2.02) and on or prior to the close of business on the Expiration Date.

                  Any Warrant not exercised before the close of business on the Expiration Date shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

                  "BUSINESS DAY" shall mean any day on which (i) banks in The City of New York, (ii) the principal U.S. securities exchange or market, if any, on which any Common Stock is listed or admitted to trading and (iii) the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

                  SECTION 2.02. EXERCISE, EXERCISE PRICE, SETTLEMENT AND DELIVERY. (a) Subject to the provisions of this Agreement, each holder of a Warrant shall have the right to purchase from the Company on or after the Exercisability Date and on or prior to the close of business on the Expiration Date the number of fully paid, registered and non-assessable Warrant Shares (and any other securities or property purchasable or deliverable upon exercise of such Warrant as provided in Article V) which the holder may at the time be entitled to receive on exercise of such Warrant, subject to adjustment in accordance with Article V hereof, at the purchase price of $0.01 for each Warrant Share purchased (the "EXERCISE PRICE"). The number and amount of Warrant Shares for which a particular Warrant may be exercised (the "EXERCISE RATE") shall be subject to adjustment from time to time as set forth in Article V hereof.

                  "EXERCISABILITY DATE" means the first day on or after the date hereof on which there will have occurred an Exercise Event.

                  "EXERCISE EVENT" means the date of the occurrence of the earliest of: (i) the time immediately prior to the occurrence of a Change of Control (as defined in the Indenture), (ii) (a) the 180th day (or such earlier date as determined by the Company in its sole discretion) following the closing of an Initial Public Equity Offering (as defined herein) or (b) upon the closing of an Initial Public Equity Offering but only in respect of Warrants, if any, required to be exercised to permit the holders thereof to sell Warrant Shares pursuant to their respective registration rights, (iii) the time when a class of equity securities of the Company is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act, or (iv) April 30, 2001.

                  "INITIAL PUBLIC EQUITY OFFERING" means a primary public offering (whether or not underwritten, but excluding any offering pursuant to Form S-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of Common Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of Common Stock pursuant to an effective registration statement under the Securities Act.

                  "PERSON" means any individual, corporation, partnership, limited liability company, partnership, joint venture, association, joint-stock company, trust, business trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, including any predecessor of any such entity.

                  "TRIGGERING DATE" means the date of the consummation of a bona fide underwritten public offering of Common Stock, as a result of which at least 20% of the outstanding shares of Common Stock are listed on a United States national securities exchange or the Nasdaq National Market.

                  (b)  Warrants  may be  exercised on or after the date they are exercisable hereunder by (i) surrendering at any office or agency maintained for that purpose by the Company pursuant to Section 1.10 (each a "WARRANT EXERCISE OFFICE") the Warrant Certificate evidencing such Warrants with the form of election to purchase Warrant Shares set forth on the reverse side of the Warrant Certificate (the "ELECTION TO EXERCISE") duly completed and signed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of a transfer, such signature shall be guaranteed by an eligible guarantor institution, and (ii) paying in full the Exercise Price for each such Warrant exercised. Each Warrant may be exercised only in whole.

                  (c) Simultaneously with the exercise of each Warrant, payment in full of the aggregate Exercise Price may be made, at the option of the holder, (i) in cash in United States dollars or by certified or official bank check, (ii) by a Cashless Exercise (as defined below) or (iii) by any combination of (i) and (ii), to the Warrant Exercise Office where the Warrant Certificate is being surrendered. A "CASHLESS EXERCISE" shall mean an exercise of a Warrant in accordance with the immediately following two sentences. To effect a Cashless Exercise, the holder may exercise a Warrant or Warrants without payment of the Exercise Price in cash by surrendering such Warrant or Warrants (represented by one or more Warrant Certificates ) and, in exchange therefor, receiving such number of shares of Common Stock equal to the product of (1) that number of shares of Common Stock for which such Warrant are exercisable and which would be issuable in the event of an exercise with payment in cash of the Exercise Price and (2) the Cashless Exercise Ratio (as defined below). The "CASHLESS EXERCISE RATIO" shall equal a fraction, the numerator of which is the excess of the Current Market Value (calculated as set forth in this Agreement) per share of Common Stock on the date of exercise over the Exercise Price per share of Common Stock as of the date of exercise and the denominator of which is the Current Market Value per share of Common Stock on the date of exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with a holder's option to elect a Cashless Exercise, such holder must specify the number of Warrants for which such Warrant Certificate is to be exercised (without giving effect to such Cashless Exercise). All provisions of this Agreement shall be applicable with respect to a Cashless Exercise of a Warrant Certificate for less than the full number of Warrants represented thereby. No payment or adjustment shall be made on account of any distributions of dividends on the Common Stock issued upon exercise of a Warrant.

                  If the Company has not effected the registration under the Securities Act of the offer and sale of the Warrant Shares by the Company to the holders of the Warrants on or prior to the EXERCISE DATE (as defined herein), the Company may elect to require that the holders of the Warrants effect the exercise thereof solely pursuant to the Cashless Exercise option and may amend the Warrants and this Agreement to eliminate the option to pay the Exercise Price in cash. The Company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this section to calculate, the Cashless Exercise Ratio.

                  (d) Upon surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Exercise Office (other than any Warrant Exercise Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "EXERCISE DATE" shall be the date when all of the items referred to in the first sentence of each of paragraphs (b) and (c) of this Section 2.02 are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of each of paragraphs (b) and (c) are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the first sentence of each of paragraphs (b) and (c) are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  (e) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price (or election of the Cashless Exercise option), the Warrant Agent shall:
(i) except to the extent exercise of the Warrant has been effected through Cashless Exercise, cause an amount equal to the aggregate Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) advise the Company promptly by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise the Company in writing of the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Warrant Shares to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

                  (f) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to, or upon the written order of, the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Warrant Shares shall be deemed to have been issued and any persons who are designated to be named herein shall be deemed to have become the holder of record of such Warrant Shares as of the close of business on the Exercise Date, the Warrant Shares may initially be issued in global form (the "GLOBAL SHARES"). Such Global Shares shall represent such of the outstanding Warrant Shares as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrant Shares from time to time endorsed thereon and that the aggregate amount of outstanding Warrant Shares represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Share to reflect the amount of any increase or decrease in the amount of outstanding Shares represented thereby shall be made by the registrar for the Warrant Shares and the Depositary in accordance with instructions given by the holder thereof. The Depository Trust Company (or its nominee) shall (if possible) act as the Depositary with respect to the Global Shares until a successor shall be appointed by the Company and the registrar for the Warrant Shares. After such exercise of any Warrant or Warrant Shares, the Company shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate, countersigned by the Warrant Agent pursuant to written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

                  SECTION 2.03. CANCELLATION OF WARRANT CERTIFICATES. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall at the Company's written instruction be canceled by it and retired. The Warrant Agent shall cancel all Warrant
Certificates properly surrendered for exchange, substitution, transfer or exercise. Upon the Company's written request, the Warrant Agent shall deliver such canceled Warrant Certificates to the Company.

                  SECTION 2.04. NOTICE OF AN EXERCISE EVENT. As soon as practicable after the occurrence of an Exercise Event, the Company shall send or cause to be sent to each holder of Warrants with respect to which such Exercise Event has occurred, to the extent that the Warrants are held of record by a depositary or other agent (with a copy to the Warrant Agent), by first-class mail, at the addresses appearing on the Warrant Register, a notice prepared by the Company advising such holder of the Exercise Event which has occurred, which notice shall describe the type of Exercise Event and the date of the occurrence thereof, as applicable, and, in either case, the date of expiration of the right to exercise the Warrants prominently set forth in the face of such notice.

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

                  SECTION 3.01. ENFORCEMENT OF RIGHTS. (a) Notwithstanding any of the provisions of this Agreement, any holder of any Warrant Certificate, without the consent of the Warrant Agent, the holder of any Warrant Shares or the holder of any other Warrant Certificate, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

                  (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as a holder of shares of Common Stock, except as expressly provided herein (including Section 5.03 hereof).

                  SECTION 3.02. OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States or Canada (including the Nasdaq National Market), if any, on which other shares of Common Stock are then listed or quoted.

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

                  SECTION 4.01. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Warrant Shares in a name other than the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

                  SECTION 4.02. RULES 144 AND 144A. While any Warrants remain outstanding, the Company covenants that it shall file the reports required to be filed by it under the Exchange Act, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, in a timely manner in accordance with the requirements of the Exchange Act. If at any time the Company is not required to file such reports, it will distribute to each holder or beneficial owner of Warrants that are "restricted securities" within the meaning of Rule 144 and are not saleable in full under paragraph (k) of Rule 144, such information as is necessary to permit sales pursuant to Rule 144A under the Securities Act.

                  SECTION 4.03. FORM OF INITIAL PUBLIC EQUITY OFFERING. The Company agrees that it shall not make an Initial Public Equity Offering of any class of its Capital Stock (other than the class of Capital Stock into which the Warrants are exercisable) without adopting such amendments to the terms of the Company's Articles of Incorporation as may be necessary to provide that the Warrant Shares are convertible into the class of Capital Stock subject to the Initial Public Equity Offering (the "SUBJECT CLASS") on a share-for-share or other equitable basis; PROVIDED that the rights, conditions and privileges attaching to the Subject Class as compared to the rights, conditions and privileges attaching to the Common Stock into which such Warrants would be convertible on the date hereof (if the Warrants were immediately exercisable) would not adversely affect holders of the Warrant Shares; it being understood that the Capital Stock into which the Warrants shall be convertible (a) shall represent the same economic interests, but may not have the same voting rights, in the Company as the Common Stock outstanding on the date hereof and (b) shall be identical to the class of Capital Stock issued and sold by the Company in the Initial Public Equity Offering, if any.

                  SECTION 4.04. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. The Company shall comply with all applicable laws, including the Securities Act and any applicable state securities laws, in connection with the offer and sale of Common Stock (and other securities and property deliverable ) upon exercise of the Warrants.

                  SECTION 4.05.  RESOLUTION OF PREEMPTIVE RIGHTS, IF ANY.
                                 ---------------------------------------
Neither the Warrants or the Warrant Shares shall be subject to any preemptive or similar rights.

                                    ARTICLE V

                                   ADJUSTMENTS

                  SECTION 5.01.  ADJUSTMENT OF EXERCISE RATE; NOTICES.  The
                                 ------------------------------------
Exercise Rate is subject to adjustment from time to time as provided in this Section.

                  (a)      ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.  If,after the
                           --------------------------------------
 date hereof, the Company:

                  (i) pays a dividend or makes a distribution on shares of Common Stock in shares of Common Stock (other than any such dividend to the extent covered by Section 5.03);

                  (ii) subdivides any of its outstanding shares of Common Stock into a greater number of shares;

                  (iii) combines any of its outstanding shares of Common Stock into a smaller number of shares;

                  (iv) pays a dividend or makes a distribution on shares of Common Stock in shares of Capital Stock (as defined below) (other than Common Stock or rights, warrants, or options for its Common Stock to the extent such issuance or distribution is covered by Section 5.03); or

                  (v) issues by reclassification of any of its Common Stock or any shares of any of its Capital Stock;

then the Company shall adjust the Exercise Rate in effect immediately prior to such action for each Warrant then outstanding so that the holder of a Warrant thereafter exercised may receive the number of shares of Capital Stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any (regardless of whether the Warrants then outstanding are then exercisable and without giving effect to the Cashless Exercise option). If there are no outstanding shares of Common Stock that are of the same class as the Warrant Shares at the time of any such action and such action has therefore been taken only in respect of Common Stock, the adjustment shall relate to the Warrant Shares in their same form (and not in the form of Common Shares) if it would not frustrate the intent and purposes of this Section 5.01.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date or effective date had not been so fixed.

                  If after an adjustment a holder of a Warrant upon exercise of such Warrant may receive shares of two or more classes of Capital Stock of the Company, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article V with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article V.

                  Nothing in this Section 5.01(a) shall require any adjustment in the Exercise Rate upon (i) the issuance, conversion, exchange or exercise of options to acquire shares of Common Stock by, or the issuance of restricted stock or other similar equity-based payments to, officers, directors or employees of the Company; provided that the exercise price of such options or the purchase price of such restricted stock, as the case may be, at the time of issuance thereof, is at least equal to the then Current Market Value of the Common Stock underlying such options or restricted stock or (ii) the reclassification of the Company's Common Stock into two or more series of common stock with different voting powers but otherwise representing the same economic interests; PROVIDED that such series of common stock will automatically convert into shares of Common Stock when the holder sells, exchanges or otherwise transfers such shares to any person other than an affiliate of the holder.

                  (b)     ADJUSTMENT FOR SALE OF COMMON STOCK BELOW CURRENT
                          -------------------------------------------------
MARKET VALUE.
-------------

If, after the date hereof, the Company grants or sells to an Affiliate of the Company (other than a wholly-owned subsidiary) any shares of Common Stock or of securities convertible into or exchangeable or exercisable for any shares of Common Stock at a price below the then Current Market Value (other than (1) pursuant to the exercise of the Warrants, (2) upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable for, shares of Common Stock outstanding on the date hereof, (3) upon conversion, exchange or exercise of convertible, exchangeable or exercisable security as to which, upon the issuance thereof, has previously been the subject of any required adjustment pursuant to this Section 5 or (4) upon the conversion, exchange or exercise of convertible, exchangeable or exercisable securities of the Company outstanding on the date hereof (to the extent permitted by the terms of such securities as in effect on the date of this Agreement)) (calculated as set forth in Section 5.01(l) hereof), the Exercise Rate for each Warrant then outstanding shall be adjusted in accordance with the formula:

                              E1 = E          (O + N)____
                                   ----------------------
                                           (O + (N x P/M))

where:

E1       =........the adjusted Exercise Rate for each Warrant then outstanding;

E        =........the then current Exercise Rate for each Warrant then outstanding;

O        =        the number of shares of Common Stock outstanding immediately prior to the sale of Common Stock or issuance of securities convertible, exchangeable or exercisable for Common Stock;

N = the number of shares of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange or exercise of any such convertible, exchangeable or exercisable securities, as the case may be;

P        =        the  proceeds  per share of  Common  Stock  received  by the
                  Company, which (i) in the case of shares of Common Stock is the amount received by the Company in consideration for the sale and issuance of such shares; and (ii) in the case of securities convertible into or exchangeable or exercisable for shares of Common Stock is the amount received by the Company in consideration for the sale and issuance of such convertible or exchangeable or exercisable securities, plus the minimum aggregate amount of additional consideration, other than the surrender of such convertible or exchangeable securities, payable to the Company upon exercise, conversion or exchange thereof; and

M         =       the Current Market Value as of the Time of  Determination or
                  at the time of sale, as the case may be (calculated as set forth in Section 5.01(l) hereof).

                  The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this paragraph (b) applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate for each Warrant then outstanding shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate for each Warrant then outstanding shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

                  No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E1 that is lower than the value of E.

                  No adjustment shall be made under this paragraph (b) for any adjustment which is the subject of paragraph (c), (d) or (e) of this Section 5.01.

                  "AFFILIATE" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Voting Stock or any executive officer or director of any such specified Person or other Person or, with respect to any natural Person, any other Person in such Person's immediate family. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of (a) such Person being a party to an Incumbent Agreement (as defined in the Indenture) or (b) such Person owning an interest in a Restricted Subsidiary (as defined in the Indenture) pursuant to, or as a result of, an Incumbent Agreement (as defined in the Indenture).

                  (c) NOTICE OF ADJUSTMENT. Whenever the Exercise Rate is adjusted, the Company shall promptly mail to holders of Warrants then outstanding at the addresses appearing on the Warrant Register a notice of the adjustment. The Company shall file with the Warrant Agent and any other Registrar such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Warrant Agent nor any such Registrar shall be under any duty or responsibility with respect to any such certificate except to exhibit the same during normal business hours to any holder desiring inspection thereof.

                  (d) REORGANIZATION OF COMPANY; SPECIAL DISTRIBUTIONS. (i) If the Company, in a single transaction or through a series of related transactions, consolidates with or merges with or into any other person or sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all of its properties and assets to another person or group of affiliated persons or is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock (a "FUNDAMENTAL
TRANSACTION"), (it being understood that a single transaction or series of related transactions pursuant to which not less than ninety-five percent of the outstanding shares of capital stock of the Company are exchanged for shares in a single Affiliate (or any Person who, pursuant to such transaction, will become such an Affiliate) shall be deemed to be a Fundamental Transaction, and the Affiliate acquiring such shares shall, for purposes of this clause, be deemed to be the Surviving Person (as defined below)), as a condition to consummating any such transaction the person formed by or surviving any such consolidation or merger if other than the Company or the person to whom such transfer has been made (the "SURVIVING PERSON") shall enter into a supplemental warrant agreement. The supplemental warrant agreement shall provide (a) that the holder of a Warrant then outstanding may exercise it for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised the Warrant immediately before the effective date of the transaction (whether or not the Warrants were then exercisable and without giving effect to the Cashless Exercise option) (it being understood that the Warrants will remain exercisable only in accordance with their terms and that conditions to exercise, such as payment of Exercise Price, will remain applicable), assuming (to the extent applicable) that such holder (i) was not a constituent person or an affiliate of a constituent person to such transaction, (ii) made no election with respect thereto, and (iii) was treated alike with the plurality of non-electing holders, and (b) that the Surviving Person shall succeed to and be substituted to every right and obligation of the Company in respect of this Agreement and the Warrants. The supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article V. The Surviving Person shall mail to holders of Warrants at the addresses appearing on the Warrant Register a notice briefly describing the supplemental warrant agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in the supplemental warrant agreement.

                  (ii) Notwithstanding the foregoing, if the Company enters into a Fundamental Transaction with another Person (other than a subsidiary of the Company) and consideration is payable to holders of the shares of Capital Stock (or other securities or property) issuable or deliverable upon exercise of the Warrants in exchange for such shares of Capital Stock in connection with such Fundamental Transaction which consists solely of cash, then the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of such shares of Capital Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the aggregate Exercise Price. Upon receipt of such payment, if any, the rights of a holder of a Warrant shall terminate and cease and such holder's Warrants shall expire.

                  (iii) If this paragraph (d) applies, it shall supersede the application of paragraph (a) of this Section 5.01.

                  (e)  COMPANY DETERMINATION FINAL. Any determination that the
                       ---------------------------
Company or the board of directors of the Company must make pursuant to this
Article V is conclusive.

                  (f) WARRANT AGENT'S ADJUSTMENT DISCLAIMER. The Warrant Agent shall have no duty to determine when an adjustment under this Article V should be made, how it should be made or what it should be. The Warrant Agent shall have no duty to determine whether a supplemental warrant agreement under paragraph (d) need be entered into or whether any provisions of any supplemental warrant agreement are correct. The Warrant Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Article V.

                  (g) ADJUSTMENT FOR TAX PURPOSES. In the event of a taxable distribution to holders of shares of Common Stock which results in an adjustment to the number of shares of Common Stock or other consideration for which a Warrant may be exercised, the holders of the Warrants may, in certain circumstances, be deemed to have received a distribution subject to United States federal income tax as a dividend. The Company may make such increases in the Exercise Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

                  (h) UNDERLYING SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or Common Stock held in the treasury of the Company, for the purpose of effecting the exercise of Warrants, the full number of Warrant Shares then deliverable upon the exercise of all Warrants then outstanding and payment of the exercise price, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

                  (i) SPECIFICITY OF ADJUSTMENT. Regardless of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Shares per Warrant as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

                  (j) VOLUNTARY ADJUSTMENT. The Company from time to time may increase the Exercise Rate by any number and for any period of time (provided that such period shall not be less than 20 Business Days). Whenever the Exercise Rate is so increased, the Company shall mail to holders at the addresses appearing on the Warrant Register and file with the Warrant Agent a notice of the increase. The Company shall give the notice at least 15 days before the date the increased Exercise Rate takes effect. The notice shall state the increased Exercise Rate and the period it will be in effect. A voluntary increase in the Exercise Rate does not change or adjust the Exercise Rate otherwise in effect as determined by this Section 5.01.

                  (k) MULTIPLE ADJUSTMENTS. After an adjustment to the Exercise Rate for outstanding Warrants under this Article V, any subsequent event requiring an adjustment under this Article V shall cause an adjustment to the Exercise Rate for outstanding Warrants as so adjusted.

                  (l)  DEFINITIONS.
                       -----------

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, partnership interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such capital stock, whether outstanding on the date hereof or issued hereafter.

                  "CONVERTIBLE PREFERRED STOCK" means any securities convertible or exercisable or exchangeable into Common Stock, whether outstanding on the date hereof or hereafter issued.

                  "CURRENT MARKET VALUE" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Exchange Act, (a) the value of the security, determined in good faith by the board of directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such six-month period or if the board of directors of the Company otherwise elects, the Fair Market Value of the security as determined by a nationally or regionally recognized independent financial expert (provided that, in the case of the calculation of Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the board or directors of the Company, a reasonable determination of value, may be utilized) or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average daily closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (ii) (a) and (ii)
(b), as certified to the Warrant Agent by the President or any vice president or the Chief Financial Officer of the Company. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, The City and State of New York, customarily published on each business day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the securities were not registered under the Exchange Act.

                  "FAIR MARKET VALUE" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Unless otherwise specified in this Agreement, Fair Market Value shall be determined by the board of directors of the Company acting in good faith and as of the date on which such determination is made.

                  "INDEPENDENT FINANCIAL EXPERT" means a nationally or regionally recognized investment banking or public accounting firm in the United States or, if the Company believes that an investment banking or public accounting firm is generally not qualified to give such an opinion, a nationally recognized appraisal firm, in any case (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect material financial interest for its proprietary account in the Company or any of its Affiliates and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged.

                  "TIME OF DETERMINATION" means, (i) in the case of any distribution of securities or other property to existing stockholders to which paragraph (b) applies, the time and date of the determination of stockholders entitled to receive such securities or property or (ii) in the case of any other issuance and sale to which paragraph (b) applies, the time and date of such issuance or sale.

                  (m) WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED. No adjustment in the Exercise Rate need be made unless the adjustment would require an increase of at least 1% in the Exercise Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustments. All calculations under this Section 5 shall be made to the nearest 1/1000th of a share, as the case may be.

                  SECTION 5.02. FRACTIONAL SHARES. The Company will not be required to issue fractional Warrant Shares upon exercise of the Warrants or distribute Warrant Share certificates that evidence fractional Warrant Shares. In the event a holder is required by Section 2.02(c) to make a Cashless Exercise, the number of Warrant Shares issuable shall be rounded up to the nearest whole number. In addition, in no event shall any holder of Warrants be required to make any payment of a fractional cent. In lieu of fractional Warrant Shares, there shall be paid to the registered holders of Warrant Certificates at the time Warrants evidenced thereby are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value, as defined in paragraph (l) of Section 5.01 of this Agreement per Warrant Share on the Business Day preceding the date the Warrant Certificates evidencing such Warrants are surrendered for exercise. Such payments will be made by check or by transfer to an account maintained by such registered holder with a bank in The City of New York. If any holder surrenders for exercise more than one Warrant Certificate, the number of Warrant Shares deliverable to such holder may, at the option of the Company, be computed on the basis of the aggregate amount of all the Warrants exercised by such holder.

                  SECTION 5.03. CERTAIN DISTRIBUTIONS. If at any time after the Exercisability Date, the Company grants, issues or sells options, convertible securities, or rights to purchase Capital Stock, warrants or other securities pro rata to the record holders of any Common Stock ("DISTRIBUTION RIGHTS") or, without duplication, makes any dividend or otherwise makes any distribution, including (subject to applicable law) pursuant to any plan of liquidation (each, a "DISTRIBUTION"), on the Common Stock (whether in cash, property, evidences of indebtedness or otherwise), then the Company shall grant, issue, sell or make to each registered holder of Warrants then outstanding the aggregate Distribution Rights or Distribution, as the case may be, which such holder would have acquired if such holder had held the maximum number of shares of Common Stock acquirable upon complete exercise of such holder's Warrants (regardless of whether the exercise of the Warrants is then suspended and without giving effect to the Cashless Exercise option) immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

                  SECTION 6.01. WARRANT AGENT. The Company hereby appoints The Bank of New York as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions set forth herein and in the Warrant Certificates; and The Bank of New York hereby accepts such appointment. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it and it shall accept in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof. The Warrant Agent may act through agents and shall not be responsible for the misconduct or negligence of any such agent appointed with due care.

                  SECTION 6.02. CONDITIONS OF WARRANT AGENT'S OBLIGATIONS. The Warrant Agent accepts its obligations set forth herein upon the terms and conditions hereof and in the Warrant Certificates, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                  (a) The Warrant Agent shall be entitled to compensation to be agreed upon with the Company in writing for all services rendered by it and the Company agrees promptly to pay such compensation and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent and any predecessor Warrant Agent, their directors, officers, affiliates, agents and employees for, and to hold them and their directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on the part of the Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise of its rights and performance of its obligations hereunder. The obligations of the Company under this Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

                  (b) In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

                  (c) The Warrant Agent may consult with counsel of its selection and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

                  (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) The Warrant Agent, and its officers, directors, affiliates and employees ("RELATED PARTIES"), may become the owners of, or acquire any Interest in, Warrant certificates, shares or other obligations of the Company with the same rights that it or they would have if it were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for the Company.

                  (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                  (g) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement (or any term or provision hereof) or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its authentication thereof).

                  (h) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates, except for its due execution and delivery of this Agreement; provided, however, that the Warrant Agent shall not be relieved of its duty to authenticate the Warrant Certificates as authorized by this Agreement. The Warrant Agent shall not be accountable for the use or application by the Company of the Proceeds of the exercise of any Warrant.

                  (i) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Supplemental Warrant Agreement, it may require:

(1) an Officers' Certificate (as defined in the Indenture) stating on behalf of the Company that, in the opinion of the signers, all conditions precedent, if any, provided for in this Supplemental Warrant Agreement relating to the proposed action have been complied with; and

                           (2) if  reasonably  necessary in the sole judgment of
                  the Warrant Agent, an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with provided that such matter is one customarily opined on by counsel.

                  Each Officers' Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Supplemental Warrant Agreement shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  (j) The Warrant Agent shall be obligated to perform such duties as are specifically set forth herein and in the Warrant Certificates, and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or be under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon the Company.

                  (k) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the board of directors, its president, its treasurer, its controller or any vice president or its secretary or any assistant secretary.

                  (l) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

                  (m) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

                  (n) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the board of directors, the president, the treasurer, the controller, any vice president or the secretary or assistant secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement. Such application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent with respect to its duties or obligations under this Agreement and the date on or after which such action shall be taken and the Warrant Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than 10 Business Days after the Company receives such application unless the Company consents to a shorter period), provided that (i) such application includes a statement to the effect that it is being made pursuant to this paragraph (n) and that unless objected to prior to such date specified in the application, the Warrant Agent will not be liable for any such action or omission to the extent set forth in this paragraph (n) and (ii) prior to taking or omitting any such action, the Warrant Agent has not received written instructions objecting to such proposed action or omission.

                  (o) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed on behalf of the Company by any one of the chairman of the board of directors, CEO, the president, the treasurer, the controller, any executive vice president, any vice president or the secretary or any assistant secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (p) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

                  SECTION 6.03.  RESIGNATION AND APPOINTMENT OF SUCCESSOR.
                                 ----------------------------------------

                  (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder.

                  (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be at least 60 days after the date on which such notice is given unless the Company agrees to accept less notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 60 days after receipt by the Company of notice of such resignation. The Company may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Company, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in Section 7.04 hereof.

                  (c) Upon resignation or removal of the Warrant Agent, if the Company shall fail to appoint a successor Warrant Agent within a period of 60 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the retiring Warrant Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.

                  (d) Any successor Warrant Agent, whether appointed by the Company or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $50 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all monies deposited with or held by any predecessor Warrant Agent hereunder.

                  (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

                  (f) No Warrant Agent under this Supplemental Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.01. AMENDMENT. This Agreement and the terms of the Warrants may be amended by the Company and the Warrant Agent, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein, or to effect any assumptions of the Company's obligations hereunder and thereunder by a successor corporation under the circumstances described in Section 5.01(d) hereof or in any other manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Warrant Certificates.

                  The Company and the Warrant Agent may amend, modify or supplement this Agreement and the terms of the Warrants, and waivers to departures from the terms hereof and thereof may be given, with the consent of the Requisite Warrant Holders (as defined below) for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants. "REQUISITE WARRANT HOLDERS" means (i) in the case of any amendment, modification, supplement or waiver affecting only Warrant Holders as such, holders of a majority in number of the outstanding Warrants, voting separately as a class, or (ii) in the case of any amendment, modification, supplement or waiver affecting Warrant Holders, a majority in number of Warrant Shares represented by the Warrants that would be issuable assuming exercise thereof at the time such amendment, modification, supplement or waiver is voted upon. Notwithstanding any other provision of this Agreement, the Warrant Agent's consent must be obtained regarding any supplement or amendment which alters the Warrant Agent's rights or duties (it being expressly understood that the foregoing shall not be in derogation of the right of the Company to remove the Warrant Agent in accordance with Section 6.03 hereof). For purposes of any amendment, modification or waiver hereunder, Warrants held by the Company or any of its Affiliates shall be disregarded.

                  Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

                  SECTION 7.02. NOTICES AND DEMANDS TO THE COMPANY AND WARRANT AGENT. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

                  SECTION 7.03. ADDRESSES FOR NOTICES TO PARTIES AND FOR TRANSMISSION OF DOCUMENTS. All notices hereunder to the parties hereto shall be deemed to have been given when sent by certified or registered mail, postage prepaid, or by facsimile transmission, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

         To the Company:

                     Pathnet Telecommunications, Inc.
                     1015 31st Street, N.W.
                     Washington, D.C.  20007
                  Facsimile:  (202) 625-7369
                     Attention: General Counsel

         with copies to:

                     Covington & Burling
                     1201 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004
                     Facsimile:  202-662-6291
                     Attention:  Bruce S. Wilson

         To the Warrant Agent:

                     The Bank of New York
                     101 Barclay Street
                     Floor 21 West
                     New York, New York  10286
                     Facsimile No.:  (212) 815-5915
                     Attention:  Corporate Trust Trustee Administration

or at any other address of which either of the foregoing shall have notified the other in writing.

                  SECTION 7.04. NOTICES TO HOLDERS. Notices to holders of Warrants shall be mailed to such holders at the addresses of such holders as they appear in the Warrant Register. Any such notice shall be sufficiently given if sent by first-class mail, postage prepaid.

                  SECTION 7.05.  APPLICABLE LAW. THIS AGREEMENT AND EACH WARRANT
                                 --------------
CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7.06. PERSONS HAVING RIGHTS UNDER AGREEMENT. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent, the holders of the Warrant Certificates and, with respect to Sections 4.03, 4.04 and 4.05, the holders of Warrant Shares issued pursuant to Warrants, any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants (except for Section 4.03 which shall be for the benefit of all holders of Warrant Shares issued pursuant to Warrants), conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

                  SECTION 7.07.  HEADINGS. The descriptive headings of the
                                 --------
several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 7.08.  COUNTERPARTS. This Agreement may be executed in
                                 ------------
any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 7.09. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available during regular business hours at the principal corporate trust office of the Warrant Agent, for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

                  SECTION 7.10. AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, holders of Warrants shall be entitled, in addition to any other right or remedy available to them, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

                  SECTION 7.11. OBTAINING OF GOVERNMENTAL APPROVALS. The Company will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws, if applicable, and the rules and regulations of all stock exchanges on which the Warrants are listed which may be or become requisite in connection with (i) the issuance, sale, transfer, and delivery to the Company of the Warrant Certificates, (ii) the exercise of the Warrants or (iii) the issuance, sale, transfer and delivery by the Company of the Warrant Shares issued to the holders of the Warrants, each upon the exercise of the Warrants by the holders of Warrants.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                    PATHNET TELECOMMUNICATIONS, INC.


                                    By: /s/ W. R. Smedberg V
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK,
                                      Warrant Agent


                                     By:/s/ Terence Rawlins
                                        -------------------------------------
                                        Name: Terence Rawlins
                                        Title: Assistant Vice President

                                      A-12
                                       A-1
                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR A SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(K) (OR ANY SUCCESSOR PROVISION THEREOF) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH PATHNET TELECOMMUNICATIONS, INC. OR ANY OF ITS AFFILIATES WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO PATHNET TELECOMMUNICATIONS, INC. OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE WARRANT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. IN CONNECTION WITH ANY TRANSFER OF THESE SECURITIES WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                                                      CUSIP #[ ]

No.  [      ]                                                   [     ] Warrants

                               WARRANT CERTIFICATE

                        PATHNET TELECOMMUNICATIONS, INC.

                  This Warrant Certificate certifies that [ ], or registered assigns, is the registered holder of [ ] Warrants (the "WARRANTS") to purchase shares of Common Stock, par value $0.01 per share, issuable upon exercise of the Warrants (the "WARRANT SHARES") of PATHNET TELECOMMUNICATIONS, INC., a Delaware corporation (the "COMPANY," which term includes its successors and assigns). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after the Exercisability Date until 5:00 p.m., New York City time, on April 15, 2008 (the "EXPIRATION DATE"), 3.19 fully paid, registered and non-assessable Warrant Shares, subject to adjustment as provided in Article V of the Supplemental Warrant Agreement, at an exercise price of $0.01 for each share purchased (the "EXERCISE PRICE"); upon surrender of this Warrant Certificate and payment of the Exercise Price (i) in cash or by certified or official bank check, (ii) by a Cashless Exercise or (iii) by any combination of (i) and (ii), at any office or agency maintained for that purpose by the Company (the "WARRANT EXERCISE OFFICE"), subject to the conditions set forth herein and in the Supplemental Warrant Agreement. For purposes of this Warrant, a "CASHLESS EXERCISE" shall mean an exercise of a Warrant in accordance with the immediately following two sentences. To effect a Cashless Exercise, the holder may exercise a Warrant or Warrants without payment of the Exercise Price in cash by surrendering such Warrant or Warrants (represented by one or more Warrant Certificates) and in exchange therefor, receiving such number of shares of Common Stock equal to the product of (1) that number of shares of Common Stock for which such Warrant or Warrants are exercisable and which would be issuable in the event of an exercise with payment of the Exercise Price and (2) the Cashless Exercise Ratio. The "CASHLESS EXERCISE RATIO" shall equal a fraction, the numerator of which is the excess of the Current Market Value (calculated as set forth in this Warrant) per share of Common Stock on the date of exercise over the Exercise Price per share of Common Stock as of the date of exercise and the denominator of which is the Current Market Value per share of Common Stock on the date of exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the holder must specify the number of Warrants for which such Warrant Certificate is to be exercised (without giving effect to the Cashless Exercise). All provisions of the Supplemental Warrant Agreement shall be applicable with respect to a Cashless Exercise of a Warrant Certificate for less than the full number of Warrants represented thereby. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Supplemental Warrant Agreement.

                  "CURRENT MARKET VALUE" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Exchange Act, (a) the value of the security, determined in good faith by the board of directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such six-month period or if the board of directors of the Company otherwise elects, the Fair Market Value of the security as determined by a nationally or regionally recognized Independent Financial Expert (as defined herein) (PROVIDED that, in the case of the calculation of Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the board of directors of the Company, a reasonable determination of value, may be utilized) or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average daily closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (ii)
(a) and (ii) (b), as certified to the Warrant Agent by the President or any vice president or the Chief Financial Officer of the Company. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, The City and State of New York, customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and
(D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the securities were not registered under the Exchange Act.

                  "EXERCISE EVENT" means, with respect to each Warrant, the date of the occurrence of the earliest of: (i) the time immediately prior to a Change of Control (as such term is defined in the Indenture); (ii)(a) the 180th day (or such earlier date as determined by the Company in its sole discretion) following the closing of an Initial Public Equity Offering (as defined herein) or (b) upon the closing of an Initial Public Equity Offering, but only in respect of Warrants, if any, required to be exercised to permit the holders thereof to sell Warrant Shares pursuant to their respective registration rights, (iii) the time when a class of equity securities of the Company is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act, or (iv) April 30, 2001.

                  "INDEPENDENT FINANCIAL EXPERT" means a nationally or regionally recognized investment banking or public accounting firm in the United States or, if the Company believes that an investment banking or public accounting firm is generally not qualified to give such an opinion, a nationally recognized appraisal firm, in any case (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect material financial interest for its proprietary account in the Company or any of its Affiliates and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged.

                  The Company has initially designated the principal corporate trust office of the Warrant Agent in the Borough of Manhattan, The City of New York, as the initial Warrant Agent Office. The number of shares of Common Stock issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Supplemental Warrant Agreement.

                  Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on April 15, 2008 shall thereafter be void.

                  If the Company, in a single transaction or through a series of related transactions, consolidates with or merges with or into, or sells all or substantially all of its property and assets to, another Person (other than a subsidiary of the Company) solely for cash, the holders of Warrants which are then exercisable shall be entitled to receive distributions on the date of such event on an equal basis with holders of shares of Capital Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event less the aggregate Exercise Price therefor.

                  Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This   Warrant   Certificate   shall   not  be  valid   unless
authenticated by the Warrant Agent, as such term is used in the Supplemental Warrant Agreement.

                  THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  WITNESS the facsimile seal of the Company and facsimile signatures of its duly authorized officers.


                                           PATHNET TELECOMMUNICATIONS, INC.



                                          By:_________________________________
                                             Name:
                                             Title:

Attest:


By:_________________________________
     Name:
     Title:

Certificate of Authentication:
This is one of the Warrants
referred to in the within
mentioned Supplemental Warrant Agreement:

Dated:

THE BANK OF NEW YORK,
         Warrant Agent


By:__________________________________
     Authorized Signatory

                          [FORM OF WARRANT CERTIFICATE]

                                    [REVERSE]

                        PATHNET TELECOMMUNICATIONS, INC.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on April 15, 2008 (the "EXPIRATION DATE"), each of which represents the right to purchase at any time on or after the Exercisability Date (as defined in the Supplemental Warrant Agreement) and on or prior to the Expiration Date 3.19 Shares, subject to adjustment as set forth in the Supplemental Warrant Agreement. The Warrants are issued pursuant to a Supplemental Warrant Agreement dated as of March 30, 2000 (the "SUPPLEMENTAL WARRANT AGREEMENT"), duly executed and delivered by the Company to The Bank of New York, Warrant Agent (the "WARRANT AGENT"), which Supplemental Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

                  Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise by paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Supplemental Warrant Agreement.

                  If all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on April 15, 2008, if all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Warrant Share or Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the face of this Warrant Certificate. Such certificate or certificates evidencing the Warrant Share or Warrant Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Share or Warrant Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                  The Company will not be required to issue fractional Shares upon exercise of the Warrants or distribute Warrant Certificates that evidence fractional Warrant Shares. In lieu of fractional Warrant Shares, there shall be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

                  Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Supplemental Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Supplemental Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  The term "BUSINESS DAY" shall mean any day on which (i) banks in The City of New York, (ii) the principal U.S. securities exchange or market, if any, on which the Common Stock is listed or admitted to trading and (iii) the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

                  The Warrants, Warrant Shares and Registrable Securities (as defined in the Warrant Registration Rights Agreement) are entitled to the benefits of a registration rights agreement relating to the Warrants and the Warrant Shares (the "WARRANT REGISTRATION RIGHTS AGREEMENT"), pursuant to which the holders representing not less than 50% of Warrant Shares and Registrable Securities have, at any time and from time to time after (A) the occurrence of the earliest of (i) the time immediately prior to a Change of Control (as such term is defined in the Indenture); (ii)(a) the180th day (or such earlier date as determined by the Company in its sole discretion) following the consummation of an Initial Public Equity Offering (as defined herein) or (b) upon the consummation of an Initial Public Equity Offering, but only in respect of Warrants, if any, required to be exercised to permit the holders thereof to sell Warrant Shares pursuant to their respective registration rights, (iii) the time when a class of equity securities of the Company is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act, or (iv) April 30, 2001, and (B) the completion of an Initial Public Equity Offering, the right to require the Company to effect one demand registration of the Warrant Shares and Registrable Securities. The Warrant Registration Rights Agreement also provides the holders of Registrable Securities with the right, subject to the conditions and limitations contained therein, to include the Registrable Securities in certain registration statements filed by the Company for its account or for the account of any of its securityholders.

                         [FORM OF ELECTION TO EXERCISE]

         (To be executed upon exercise of Warrants on the Exercise Date)

                  The undersigned hereby irrevocably elects to exercise [ ] of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares as follows:

                  $[ ] in cash or by certified or official bank check; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Supplemental Warrant Agreement) for [ ] shares of Stock at the current Cashless Exercise Ratio.

                  The undersigned requests that a certificate representing such Shares be registered in the name of _______________ whose address is
________________  and that such  shares be  delivered  to  _____________________
whose address is ________________. Any cash payments to be paid in lieu of a fractional Share should be delivered to _________ whose address is ________________ and the check representing payment thereof should be delivered to _____________ whose address is _____________________.

                  Dated ___________, ____

            Name of holder of
            Warrant Certificate:_______________________________________________
                                             (Please Print)

            Tax Identification or
            Social Security Number:_____________________________________________

            Address:  _________________________________________________________

            ---------------------------------------------------------

           Signature:_________________________________________________________
                  Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a person other than the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Supplemental Warrant Agreement.



                  Dated ______________, ____

             Signature:_________________________________________________________
                           Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

           Signature Guaranteed:________________________________________________
                                    Signatures   must   be   guaranteed   by  an
                                    "eligible guarantor institution" meeting the
                                    requirements   of   the   Registrar,   which
                                    requirements     include    membership    or
                                    participation in the Security Transfer Agent
                                    Medallion  Program  ("STAMP")  or such other
                                    "signature  guarantee  program"  as  may  be
                                    determined  by the Registrar in addition to,
                                    or  in  substitution   for,  STAMP,  all  in
                                    accordance with the Securities Exchange Act of 1934, as amended.

                              [FORM OF ASSIGNMENT]

                  For value received __________________________ hereby sells, assigns and transfers unto _____________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated ________________, ____

             Signature:_________________________________________________________
                           Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

           Signature Guaranteed:________________________________________________
                                    Signatures   must   be   guaranteed   by  an
                                    "eligible guarantor institution" meeting the
                                    requirements   of   the   Registrar,   which
                                    requirements     include    membership    or
                                    participation in the Security Transfer Agent
                                    Medallion  Program  ("STAMP")  or such other
                                    "signature  guarantee  program"  as  may  be
                                    determined  by the Registrar in addition to,
                                    or  in  substitution   for,  STAMP,  all  in
                                    accordance with the Securities Exchange Act of 1934, as amended.





                SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS*

The following exchanges of a part of this Global Warrant for certificated Warrants have been made:

                                                                          Number of Warrants
                           Amount of decrease    Amount of increase in      of this Global
                              in Number of       Number of Warrants of     Warrant following        Signature of
                            Warrants of this      this GLOBAL WARRANT      such decrease (or     authorized officer
    Date of EXCHANGE         GLOBAL WARRANT                                     INCREASE)         of WARRANT AGENT
            --------         --------------       -------------------    ----------------------      -------------





                                       B-1
                                                                       EXHIBIT B

                        FORM OF LEGEND FOR GLOBAL WARRANT

                  Any Global Warrant authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  THIS SECURITY IS A GLOBAL WARRANT WITHIN THE MEANING OF THE SUPPLEMENTAL WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SUPPLEMENTAL WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SUPPLEMENTAL WARRANT AGREEMENT.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                       C-1
                                                                       EXHIBIT C

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS

Re:   Warrants   to  Purchase   Common   Stock  (the   "Warrants")   of  PATHNET
TELECOMMUNICATIONS, INC.

                  This Certificate relates to ____ Warrants held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

The Transferor:*

_____ has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

_____ has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

                  In connection with such request and in respect of each such Warrant, the transferor does hereby certify that the Transferor is familiar with the Supplemental Warrant Agreement, dated as of March 30, 2000, relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 1.08 of such Supplemental Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Act") because:

_____ Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 1.08 (a)(y)(A) or Section
         1.08 (d)(i)(A) of the Supplemental Warrant Agreement).

____ Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on Rule 144A.

____ Such Warrant is being transferred in reliance on Regulation S under the Act.

____ Such Warrant is being transferred in accordance with Rule 144 under the Act.

____ Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act.


                                      ------------------------------------------
                                              [INSERT NAME OF TRANSFEROR]

                                      By: ______________________________________

Date:__________________

*Check applicable box.


                         Signature
                         Guaranteed:__________________________________________
                                    Signatures   must   be   guaranteed   by  an
                                    "eligible guarantor institution" meeting the
                                    requirements   of   the   Registrar,   which
                                    requirements     include    membership    or
                                    participation in the Security Transfer Agent
                                    Medallion  Program  ("STAMP")  or such other
                                    "signature  guarantee  program"  as  may  be
                                    determined  by the Registrar in addition to,
                                    or  in  substitution   for,  STAMP,  all  in
                                    accordance with the Securities Exchange Act of 1934, as amended.

                                       D-1
                                                                       EXHIBIT D

                            Form of Certificate to be
                             Delivered in Connection
                           WITH REGULATION S TRANSFERS


                               ------------, ----



================
----------------

Attention:  __________________


Ladies and Gentlemen:

                  In connection with our proposed sale of Warrants of Pathnet Telecommunications, Inc (the "Company"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Warrants was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (5) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Warrants may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Warrants under the Securities Act; or pursuant to an available exemption from the registration requirements under the Act.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S under the Securities Act.


                                               Very truly yours,

                                               [Name of Transferor]


                                               By:______________________________
                                                         Authorized Signature]

                  Upon transfer the Warrants would be registered in the name of the new beneficial owner as follows:

Name:_____________________________

Address:____________________________

Taxpayer ID Number:__________________



--------
* This is to be included only if the Warrant is in global form.